DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund
Delaware High-Yield Opportunities Fund

Supplement to the Fund's Prospectuses
dated November 28, 2005

On August 17, 2006, the Board of Trustees of Delaware Group Income Funds (the "Board") unanimously voted to approve changes to Delaware High-Yield Opportunities Fund's (the "High-Yield Fund") investment policies to permit the High-Yield Fund to invest in defaulted bonds and other high-yield debt securities rated lower than CCC by Standard & Poor's ("S&P") and Caa by Moody's Investors Service ("Moody's"). In addition, the Board limited the High-Yield Fund's and Delaware Delchester Fund's investments in defaulted bonds to 15% of each Fund's net assets. All changes are effective 60 days after the date of this Supplement.

The following amends the chart in the section entitled "The securities we typically invest in" of the Funds' Prospectuses:

Securities	How we use them
	Delaware Delchester Fund	Delaware High-Yield Opportunities Fund

High-yield corporate bonds: Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody's or, if unrated, that we believe are of comparable quality. These securities are considered to be of poor standing and predominantly speculative.

	Delaware Delchester Fund may invest without limit in high-yield corporate bonds and up to 15% of its net assets in defaulted bonds. Emphasis is typically on those rated BB or B by an NRSRO.	Delaware High-Yield Opportunities Fund may invest without limit in high-yield corporate bonds and up to 15% of its net assets in defaulted bonds. Emphasis is on securities rated BB or B by an NRSRO.

The following amends the chart in the section entitled "The risks of investing in the Funds" of the Funds' Prospectuses:

Risks	How we strive to manage them
	Delaware Delchester Fund	Delaware High-Yield Opportunities Fund

Credit risk is the risk that there is the possibility that a bond's issuer will be unable to make timely payments of interest and principal.

Investing in so-called "junk" or "high-yield" bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

Our careful, credit-oriented bond selection and our commitment to hold a diversified election of high-yield bonds are designed to manage this risk.

Please keep this Supplement for future reference.

 This Supplement is dated August 21, 2006.